UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported):  February 2, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 2, 2011, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, fourth quarter and full year 2010 financial results, including certain full year 2011 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Some of the statements made in Exhibit 99.1 are forward looking in nature. These statements are based on management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. The most important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to, the current uncertainty in the global financial markets and the global economy; disruptions in the financial markets that could affect Level 3’s ability to obtain additional financing; as well as the company’s ability to: increase and maintain the volume of traffic on the network; successfully integrate acquisitions; develop effective business support systems; defend intellectual property and proprietary rights; manage system and network failures or disruptions; develop new services that meet customer demands and generate acceptable margins; adapt to rapid technological changes that lead to further competition; attract and retain qualified management and other personnel; and meet all of the terms and conditions of debt obligations. Statements in Exhibit 99.1 should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Level 3 also provided the additional supplemental financial information.

LEVEL 3 COMMUNICATIONS SUMMARY FINANCIAL RESULTS (Communications Revenue)

$ in Millions

Core Network Services Revenue	4Q09	1Q10	2Q10	3Q10	4Q10	4Q10/ 3Q10 %Change	4Q10 % CNS	4Q10 % Total	FY2009	FY2010
Infrastructure	$140	$147	$144	$147	$147	0%	21%	16%	$543	$585
Transport	288	284	287	289	297	3%	41%	33%	1,153	1,157
Data Services	175	168	169	173	181	5%	25%	20%	716	691
Voice (Local & Enterprise)	103	102	99	98	95	-3%	13%	11%	428	394
Total Core Network Services	706	701	699	707	720	2%	100%	80%	2,840	2,827

Wholesale Voice Services	162	165	163	161	161	0%		18%	663	650
Other	38	34	30	27	23	-15%		2%	192	114

Total Communications Revenue	$906	$900	$892	$895	$904	1%		100%	$3,695	$3,591

Item 9.01. Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

None

(b)         Pro Forma Financial Information

None

(c)         Shell Company Transactions

None

(d)         Exhibits

99.1	Press Release dated February 2, 2011, relating to, among other things, fourth quarter and full year 2010 financial results, including certain full year 2011 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: February 2, 2011

Exhibit Index

Exhibit	Description

99.1	Press Release dated February 2, 2011, relating to, among other things, fourth quarter and full year 2010 financial results, including certain full year 2011 financial projections.